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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934




Date of Report (Date of earliest event reported): JANUARY 31, 2001




                           DVI RECEIVABLES CORP. VIII
             (Exact name of registrant as specified in its charter)



            DELAWARE                        333-74901                   25-1824148
-------------------------------     ------------------------      ----------------------
(State or other jurisdiction of     (Commission File Number)         (I.R.S. Employer
incorporation or organization)                                    Identification Number)


2500 YORK ROAD
JAMISON, PENNSYLVANIA                                                    18929

(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:  (215) 488-5000





         (Former name or former address, if changed since last report.)




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Item 7.      Financial Statements and Exhibits

Exhibit 99.1 DVI Receivables VIII 1999-1 Servicer Report for month ending January 31, 2001, payment date February 13, 2001

Exhibit 99.2 DVI Receivables X 1999-2 Servicer Report for month ending January 31, 2001, payment date February 13, 2001

Exhibit 99.3 DVI Receivables XI, L.L.C. 2000-1 Servicer Report for month ending January 31, 2001, payment date February 14, 2001

Exhibit 99.4 DVI Receivables XII, L.L.C. 2000-2 Servicer Report for month ending January 31, 2001, payment date February 12, 2001



                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                DVI Receivables Corp. VIII
                                                --------------------------
                                                       (Registrant)

Dated: March 1, 2001                        By: /s/ Steven R. Garfinkel
                                                --------------------------------
                                                    Steven R. Garfinkel
                                                    Executive Vice President and
                                                    Chief Financial Officer




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